UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2017

ADTRAN, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

901 Explorer Boulevard, Huntsville, Alabama 35806-2807

(Address of principal executive offices, including zip code)

(256) 963-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 17, 2017, ADTRAN, Inc. announced its financial results for the fiscal quarter ended December 31, 2016 and certain other information.

ADTRAN also announced that its Board of Directors declared a quarterly cash dividend of $0.09 per common share to be paid to shareholders of record at the close of business on February 2, 2017. The ex-dividend date is January 31, 2017 and the payment date is February 16, 2017.

A copy of ADTRAN’s press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

In addition, ADTRAN has posted supplemental information regarding revenues by segment and category for the fiscal quarter ended December 31, 2016 on the Investor Relations page of its website, www.adtran.com. A copy of the supplemental information is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release dated January 17, 2017

99.2	Revenues by segment and category classification

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 18, 2017.

ADTRAN, Inc. (Registrant)

By:	/s/ Roger D Shannon
Roger D. Shannon Senior Vice President of Finance, Chief Financial Officer, Corporate Secretary and Treasurer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 17, 2017

99.2	Revenues by segment and category classification